---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]





                                Bank and Thrift
                                   Opportunity
                                      Fund



                                 APRIL 30, 2000



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                       ----------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin*
                             William H. Cunningham
                                Ronald R. Dion*
                                Maureen R. Ford
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                           CUSTODIAN, TRANSFER AGENT
                             AND DIVIDEND DISBURSER
                           State Street Bank and Trust
                           Company 225 Franklin Stree
                           Boston, Massachusetts 02110

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                   Listed New York Stock Exchange Symbol: BTO
                           For Shareholder Assistance
                                Refer to Page 17
               ---------------------------------------------------

==================================CEO CORNER====================================

DEAR SHAREHOLDERS:

Over the last six months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down nearly 25% from its high by the end of April.

In this same period, fixed-income securities of all types, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

While the battle between old and new rages on, several things are clear: More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================


         By James K. Schmidt, CFA, Portfolio Management Team Leader, and
             Thomas Finucane and Thomas Goggins, Portfolio Managers

                             John Hancock Bank and
                            Thrift Opportunity Fund

            Bank stocks suffer downdraft before rebounding in March
            -------------------------------------------------------

For much of the last six months, bank stocks continued to buck the stiff headwinds of rising interest rates and a red-hot technology sector that held investors' undivided attention. News of earnings shortfalls at several of the well-managed and strong superregional banks further rattled bank stocks, although overall earnings growth for the group remained solid. Adding insult to injury, underperforming value funds continued to fall out of favor as investors jumped on the growth/technology bandwagon. So value fund managers, who are typically buyers of financial stocks, either sold them to meet the tide of redemptions, further depressing prices, or they ignored them in favor of technology stocks.

         The tables turned decidedly positive in early March, when tech stocks plunged from their stratospheric levels and investors finally broadened their horizons to include bank stocks. But this encouraging upturn at the end of the period, and the brief flurry at the beginning of the period last November after financial reform legislation was enacted, were by no means enough to overcome the difficult times in between.

Good fundamentals, record low prices

In fact, when bank stocks hit bottom on March 8, they had fallen to historically low levels by some standards. For example, the price-earnings ratio for bank stocks was only 40% of the ratio of the Standard & Poor's 500 Stock Index. That was at or near the level set in 1990, when many banks

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Bank and Thrift Opportunity Fund. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Seated (l-r): Lisa Welch,
Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

"...stiff headwinds of rising interest rates and a red-hot technology sector..."

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


"...bank fundamentals are worlds better."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stocks." The first listing is Firstar Corp. 4.0%, the second is SunTrust Banks 3.2%, the third U.S. Bancorp 3.0%, the fourth Summit Bancorp 3.0% and the fifth Bank of America 3.0%. A note below the table reads "As a percentage of net assets on April 30, 2000."]
--------------------------------------------------------------------------------

were in crisis due to the economic recession and a critical number of problem loans. Then, those stock price levels were understandable, as many banks were on the verge of collapse.

         The frustration today is that bank fundamentals are worlds better. Earnings growth, while slower than it was several years ago, is still averaging 12%. Loan growth remains excellent, the level of non-performing assets is still very low, and revenue growth remains good, especially in the non-interest income, fee-related line. Yet with each of the half-dozen or so bank earnings disappointments announced during the period, the market seriously overreacted, in our view, punishing the stock not only of the offending bank, but also of regional banks in general. In this environment, only five of our approximately 150 holdings managed stock price increases (excluding takeovers) in the last six months.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Eldorado Bancshares followed by a down arrow with the phrase "Hits mortgage-banking pothole. Will this miscue finally force a sale?." The second listing is National Commerce followed by a down arrow with the phrase "Market votes with its feet on wisdom of CCB deal." The third listing is Financial Institutions followed by an up arrow with the phrase "Market recognized tremendous value in small upstate NY franchise." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Regional banks hurt fund

Although we ended April on a high note, with the Fund's net asset value rebounding by nearly 20% between early March and the end of April, the six-month period as a whole was a difficult and disappointing one for John Hancock Bank and Thrift Opportunity Fund. For the six months ended April 30, 2000, the Fund posted a total return of -22.32% at net asset value. That compared to the -8.76% return of the average open-end financial services fund, according to Lipper, Inc.

         Our performance versus the Lipper financial services funds suffered from our concentration in regional banks. The best financial stocks to own during this period were securities brokers, money-center banks and the larger diversified firms such as American Express and AIG. In addition, despite generally on-target earnings, we did have positions in several banks whose stocks declined due to disappointing earnings, such as U.S. Bancorp and First Tennessee.

Basic strategy intact

Over the last six months we maintained our long-term strategy of owning regional banks that can produce reliable earnings growth and also have the potential to benefit from industry consolidation. Because of the steady increase in interest rates, we are especially wary of banks or thrifts that have asset liability mismatches that make them vulnerable to high rates. We think that a valuation disparity has opened up between some of the high-quality, liquid superregional banks that institutional investors favor and some of the better-managed smaller regionals that the market is ignoring. For example, we have reduced our holdings in Wells Fargo and Firstar in favor of Old Kent Financial and Southwest

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 2000." The chart is scaled in increments of 5% with -30% at the bottom and 5% at the top. The first bar represents the -22.32% total return for John Hancock Bank and Thrift Opportunity Fund . The second bar represents the -8.76% total return for Average open-end financial services fund. A note below the chart reads "The total return for John Hancock Bank and Thrift Opportunity Fund is at net asset value with all distributions reinvested. The average open-end fund is tracked by Lipper, Inc."]
--------------------------------------------------------------------------------

Bancorp. of Texas. We will continue to adhere to this value strategy, on the belief that by buying well-managed companies at unusually inexpensive prices we will come out ahead in the long run.

Mergers still a factor

Since the beginning of 2000, eight of the Fund's holdings announced they were being taken over, a slight pickup in pace over 1999. Although the recent merger activity has been among smaller names, the environment remains good. The larger acquiring banks have maintained higher price-earnings ratios than the smaller target banks, and that makes mergers easier to effect. Furthermore, 2000 is likely to be the last year for using the more favorable "pooling" method of accounting for acquisitions, and that could provide extra incentive for more banks to act sooner rather than later.

         One positive merger development that occurred during the period involved Dime Bancorp., which was in the process of merging with Hudson United. However, the price was so cheap that another bank, North Fork, entered a hostile bid, broke up the merger and put forth an alternative proposal. While such takeovers don't happen often in banking, we like to see them because they usually result in higher prices for bank shareholders. Furthermore, the periodic threat of them prompts underperforming bank managements to pay more attention to shareholder value.

Reasons for optimism

We are encouraged by the latest upswing in bank stock prices and believe that there are a number of reasons for optimism. Although earnings growth for the banks has slowed from the unsustainable levels of the past five years, it has been far better than the performance of the stocks would indicate. Lately, investors seem to be taking notice and are turning away from some of the higher-priced NASDAQ issues in favor of some of the value-oriented "old economy" stocks such as banks. The belief could also be building that the Federal Reserve is getting closer to the end of this cycle of interest-rate hikes. We witnessed similar activity at the start of 1995, when, after a crushing series of rate increases in 1994, bank and thrift stocks started an explosive rally in advance of the Fed's final tightening in February 1995. We have been through many periods before when our stocks have been unpopular, and those companies that achieved our earnings targets have always rewarded us eventually.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.


"We are encouraged by the latest upswing in bank stock prices..."

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 2000. You'll also find the net asset value for each common share as of that date.

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks and warrants
   (cost - $389,477,950).....................................     $642,084,408
  Preferred stocks (cost - $8,695,000) ......................        8,228,120
  Bonds (cost - $7,020,000) .................................        6,654,213
  Short-term investments (cost - $55,735,879) ...............       55,735,879
                                                              ----------------
                                                                   712,702,620

 Cash .......................................................           91,436
 Receivable for investments sold ............................        1,393,202
 Interest receivable ........................................          161,109
 Dividends receivable .......................................        1,516,306
 Other assets ...............................................          116,123
                                                              ----------------
                               Total Assets .................      715,980,796
                               -----------------------------------------------
Liabilities:
 Payable for securities purchased ...........................        5,368,962
 Payable upon return of securities on loan - Note A .........       27,336,089
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ...................................          859,488
 Accounts payable and accrued expenses ......................           69,989
                                                              ----------------
                               Total Liabilities ............       33,634,528
                               -----------------------------------------------
Net Assets:
 Capital paid-in ............................................      396,962,340
 Accumulated net realized gain on investments ...............       27,577,923
 Net unrealized appreciation of investments .................      251,773,791
 Undistributed net investment income ........................        6,032,214
                                                              ----------------
                               Net Assets ...................     $682,346,268
                               ===============================================

Net Asset Value Per Share:
 (Based on 84,400,000 shares of beneficial interest
  outstanding - unlimited number of shares authorized
  with no par value) ........................................            $8.08
  ============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends (including $209,996 received from affiliated
  issuers and net of foreign withholding taxes of
  $11,640) ..................................................      $12,160,086
 Interest (including income on securities loaned of $22,395)         1,370,415
                                                              ----------------
                                                                    13,530,501
                                                              ----------------
 Expenses:
  Investment management fee - Note B ........................        4,293,990
  Administration fee - Note B ...............................          933,476
  Printing ..................................................          115,632
  Custodian fee .............................................           76,693
  New York Stock Exchange fee ...............................           37,523
  Transfer agent fee ........................................           20,416
  Auditing fee ..............................................           18,580
  Trustees' fees ............................................           18,361
  Miscellaneous .............................................           16,303
  Legal fees ................................................            8,649
                                                              ----------------
                               Total Expenses ...............        5,539,623
                               -----------------------------------------------
                               Net Investment Income ........        7,990,878
                               -----------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold (including net
  realized gain of $923,543 on sales of investments
  in affiliated issuers) ....................................       27,602,264
 Change in net unrealized appreciation/depreciation
  of investments ............................................     (249,006,800)
                                                              ----------------
                               Net Realized and Unrealized
                               Loss on Investments ..........     (221,404,536)
                               ------------------------------------------------
                               Net Decrease in Net Assets
                               Resulting from Operations ....    ($213,413,658)
                               ===============================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


 Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                 SIX MONTHS ENDED
                                                                                          YEAR ENDED              APRIL 30, 2000
                                                                                       OCTOBER 31, 1999             (UNAUDITED)
                                                                                      -------------------       --------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ..........................................................      $  12,461,676              $   7,990,878
 Net realized gain on investments sold ..........................................         46,611,110                 27,602,264
 Change in net unrealized appreciation/depreciation of investments ..............        (17,505,982)              (249,006,800)
                                                                                    ----------------           ----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ...............         41,566,804               (213,413,658)
Distributions to Shareholders:                                                      ----------------           ----------------
 Dividends from net invest income ($0.1425 and $0.1475 per share, respectively)..        (12,581,633)               (12,448,352)
 Distributions from net realized gain on investments sold ($0.1691 and
  $0.5526 per share, respectively)
                                                                                         (14,929,632)               (46,637,752)
                                                                                    ----------------           ----------------
  Total Distributions to Shareholders ...........................................        (27,511,265)               (59,086,104)
                                                                                    ----------------           ----------------
From Fund Share Transactions - Net:* ............................................        (37,853,304)                    --
                                                                                    ----------------           ----------------
Net Assets:
 Beginning of period ............................................................        978,643,795                954,846,030
                                                                                    ----------------           ----------------
 End of period (including undistributed net investment income
  of $10,489,688 and $6,032,214, respectively) ..................................      $ 954,846,030              $ 682,346,268
                                                                                    ================           ================

* Analysis of Fund Share Transactions:

                                                                                                   SIX MONTHS ENDED
                                                        YEAR ENDED                                  APRIL 30, 2000
                                                     OCTOBER 31, 1999                                (UNAUDITED)
                                           -------------------------------------        ------------------------------------------
                                               SHARES                 AMOUNT               SHARES                      AMOUNT
                                           -------------          --------------        -------------             ----------------

 Shares outstanding, beginning of period..    88,359,000           $434,820,311           84,400,000               $396,962,340
 Less shares repurchased..................    (3,959,000)           (37,853,304)               -                          -
 Reclassification of capital accounts.....         -                     (4,667)               -                          -
                                           -------------       ----------------        -------------           ----------------
 Shares outstanding, end of period .......    84,400,000           $396,962,340           84,400,000               $396,962,340
                                           =============       ================        =============           ================


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares repurchased during the last two periods, along with the corresponding dollar value.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                            YEAR ENDED OCTOBER 31,                 SIX MONTHS ENDED
                                                           ________________________________________________________ APRIL 30, 2000
                                                             1995       1996       1997       1998      1999          (UNAUDITED)
                                                           --------   --------   --------   --------  --------      --------------


Per Share Operating Performance(1)
 Net Asset Value, Beginning of Period ....................   $4.95      $6.62      $7.83      $12.01    $11.08          $11.31
                                                          --------   --------   --------    --------  --------        --------
 Net Investment Income(2) ................................    0.13       0.14       0.14        0.14      0.14            0.09
 Net Realized and Unrealized Gain (Loss) on Investments ..    1.60       1.64       4.08        0.67      0.40           (2.62)
                                                          --------   --------   --------    --------  --------        --------
  Total from Investment Operations .......................    1.73       1.78       4.22        0.81      0.54           (2.53)
                                                          --------   --------   --------    --------  --------        --------

Less Distributions:
 Dividends from Net Investment Income ....................   (0.06)     (0.23)     (0.03)      (0.14)    (0.14)          (0.15)
 Distributions from Net Realized Gain on Investments Sold       -       (0.38)     (0.03)      (1.60)    (0.17)          (0.55)
                                                          --------   --------   --------    --------  --------        --------
  Total Distributions ....................................   (0.06)     (0.61)     (0.06)      (1.74)    (0.31)          (0.70)
                                                          --------   --------   --------    --------  --------        --------
 Increase due to Purchase of Bank and Thrift Opportunity
  Fund Stock at less than Net Asset Value ................      -        0.04       0.02          -         -               -
                                                          --------   --------   --------    --------  --------        --------
 Net Asset Value, End of Period ..........................   $6.62      $7.83     $12.01      $11.08    $11.31           $8.08
                                                          ========   ========   ========    ========  ========        ========
 Per Share Market Value, End of Period ...................   $5.69      $6.75     $10.64      $11.69     $9.50           $6.63
                                                          ========   ========   ========    ========  ========        ========
  Total Investment Return at Market Value ................  27.91%     29.78%     58.95%      25.35%   (16.44%)        (24.17%)(3)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ................$608,724   $701,675 $1,061,398    $978,644  $954,846        $682,346
 Ratio of Expenses to Average Net Assets .................   1.49%      1.50%      1.45%       1.47%     1.48%           1.49%(4)
 Ratio of Net Investment Income to Average Net Assets ....   2.22%      1.96%      1.42%       1.07%     1.29%           2.15%(4)
 Portfolio Turnover Rate .................................      8%        13%         9%          6%        5%              7%

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective December 2, 1997.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Not annualized.
(4) Annualized.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains
(losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Schedule of Investments
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Bank and Thrift Opportunity Fund on April 30, 2000. It's divided into four main categories: common stocks and warrants, preferred stocks, bonds and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                    MARKET
ISSUER, DESCRIPTION, STATE                   NUMBER OF SHARES       VALUE
--------------------------                   ----------------       ------

COMMON STOCKS AND WARRANTS
Banks - Foreign  (1.03%)
 Popular, Inc. (Puerto Rico)...............        348,500         $7,013,562
                                                                   ----------
Superregional Banks (20.75%)
 Bank of America Corp. (NC) ...............        412,010         20,188,490
 Bank One Corp. (OH) ......................        357,880         10,915,340
 First Union Corp. (NC) ...................        518,625         16,531,172
 FleetBoston Financial Corp. (MA) .........        380,912         13,498,569
 PNC Bank Corp. (PA) ......................        458,500         20,002,063
 SunTrust Banks, Inc. (GA) ................        428,652         21,754,089
 U.S. Bancorp (MN) ........................      1,019,484         20,708,269
 Wells Fargo Co. (CA) .....................        437,527         17,965,952
                                                                  -----------
                                                                  141,563,944
                                                                  -----------

Regional Banks (61.52%)
 ABC Bancorp. (GA) ........................         76,900            759,388
 Alabama National Bancorp. (AL) ...........        164,500          3,290,000
 American Bancorp. (WV) ...................         34,000            403,750
 AmSouth Bancorp. (AL) ....................      1,131,879         16,482,988
 Associated Banc-Corp. (WI) ...............         70,788          1,809,518
 BancFirst Corp. (OK) .....................         65,141          1,754,736
 BancFirst Ohio Corp. (OH) ................         43,000            833,125
 BancorpSouth, Inc. (MS) ..................        124,250          1,918,109
 BancWest Corp. (HI) ......................        287,400          5,263,012
 Bank of the Ozarks, Inc. (AR) ............         80,750          1,433,313
 Banknorth Group, Inc. (VT) ...............        151,620          3,619,927
 BB&T Corp. (NC) ..........................        732,025         19,490,166
 Beverly National Corp. (MA) ..............         50,000            700,000
 BT Financial Corp. (PA) ..................         56,145            964,992
 Camden National Corp. (ME) ...............        115,000          1,581,250
 Cascade Bancorp. (OR) ....................         57,250            565,344
 CCB Financial Corp. (NC) .................        454,650         17,987,091


                                                                    MARKET
ISSUER, DESCRIPTION, STATE                   NUMBER OF SHARES       VALUE
--------------------------                   ----------------       ------

Regional Banks (continued)
 CCBT Financial Cos., Inc. (MA) ...........        187,700         $2,604,337
 Centura Banks, Inc. (NC) .................        101,250          4,182,891
 Chittenden Corp. (VT) ....................        174,157          4,626,045
 City National Corp. (CA) .................        114,477          4,214,185
 Colonial BancGroup, Inc. (AL) ............      1,471,700         13,797,187
 Columbia Bancorp. (MD) ...................        110,000            990,000
 Columbia Bancorp. (OR) ...................         81,500            529,750
 Comerica, Inc. (MI) ......................        368,900         15,632,137
 Commercial Bankshares, Inc. (FL) .........         45,770            812,418
 Commonwealth Bankshares, Inc. (VA) .......         52,534            315,204
 Community Banks, Inc. (PA) ...............         62,026          1,124,221
 Community Bankshares, Inc. (VA) ..........         38,662            705,582
 Community First Bankshares, Inc. (ND) ....        288,500          4,868,437
 Compass Bancshares, Inc. (AL) ............        758,357         14,029,604
 Desert Community Bank (CA) ...............         62,500          1,265,625
 DNB Financial Corp. (PA) .................         58,696            792,396
 East-West Bancorp., Inc. (CA) ............        965,000         11,941,875
 Eldorado Bancshares, Inc.* (CA) ..........         80,500            563,500
 Empire Banc Corp. (MI) ...................         34,689          1,326,854
 F & M National Corp. (VA) ................         32,437            776,461
 Fifth Third Bancorp. (OH) ................        142,236          8,978,647
 Financial Institutions, Inc.  (NY) .......         84,750          1,054,078
 First Charter Corp. (NC) .................         71,250            988,594
 First Financial Corp. (RI) ...............        109,000          1,171,750
 First Security Corp. (UT) ................        488,266          6,896,757
 First State Bancorp. (NM) ................        130,437          1,695,681
 First Tennessee National Corp. (TN) ......        287,400          5,460,600
 Firstar Corp. (WI) .......................      1,096,681         27,279,940
 FirstMerit Corp. (OH) ....................        150,000          2,456,250
 F.N.B. Corp. (PA) ........................         55,648          1,099,048
 FNB Bankshares (ME) ......................         20,780            519,500
 FNB Financial Service Corp. (NC) .........         78,000            838,500
 FVNB Corp. (TX) ..........................         57,500          1,955,000
 Gold Banc Corp., Inc.  (KS) ..............         83,766            518,302
 Harleysville National Corp. (PA) .........         52,325          1,530,506
 Imperial Bancorp.* (CA) ..................        231,217          4,537,634
 Independence Community Bank Corp.
  (NY) ....................................        200,466          2,355,475
 Independent Bank Corp. (MI) ..............        100,250          1,353,375
 Keystone Financial, Inc. (PA) ............        129,750          1,946,250
 M&T Bank Corp. (NY) ......................         16,816          7,386,428


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


                                                                    MARKET
ISSUER, DESCRIPTION, STATE                   NUMBER OF SHARES       VALUE
--------------------------                   ----------------       ------

Regional Banks (continued)
 Mahaska Investment Co. (IA) ..............         98,771           $790,168
 Main Street Bancorp., Inc. (PA) ..........         84,307            779,840
 Marathon Financial Corp. (VA) ............         16,000             92,000
 Merrill Merchants Bankshares, Inc. (ME) ..         30,000            266,250
 MetroBanCorp. (IN) .......................         57,849            289,245
 Midwest Banc Holdings, Inc. (IL) .........         34,000            480,250
 Mississippi Valley Bancshares, Inc. (MO) .        115,600          2,543,200
 National City Corp. (OH) .................        962,724         16,366,308
 National Commerce Bancorp. (TN) ..........        367,500          6,040,781
 North Fork Bancorp., Inc. (NY) ...........        354,400          5,736,850
 Northrim Bank (AK) .......................         66,990            514,986
 Oak Hill Financial, Inc. (OH) ............         50,000            700,000
 Old Kent Financial Corp. (MI) ............        357,315         10,764,114
 One Valley Bancorp., Inc. (WV) ...........        131,390          4,459,048
 Pacific Capital Bancorp. (CA) ............        147,625          4,078,141
 Pacific Century Financial Corp. (HI) .....        580,000         11,926,250
 Pittsburgh Financial Corp. (PA) ..........         79,000            661,625
 Provident Bankshares Corp. (MD) ..........        342,651          5,118,349
 Regions Financial Corp. (AL) .............        149,912          3,063,826
 Riggs National Corp. (DC) ................         38,000            515,375
 S&T Bancorp., Inc. (PA) ..................        114,700          2,014,419
 Salem Bank & Trust (VA) ..................         64,990            877,365
 Shore Financial Corp.  (VA) ..............         27,500            199,375
 Silicon Valley Bancshares* (CA) ..........         25,000          1,543,750
 Six Rivers National Bank* (CA) ...........         26,000            338,000
 Sky Financial Group, Inc. (OH) ...........        223,574          3,674,998
 SouthTrust Corp. (AL) ....................        673,425         16,078,022
 Southwest Bancorp. of Texas, Inc.* (TX) ..        330,230          6,460,124
 Summit Bancorp (NJ) ......................        804,805         20,421,927
 Summit Bancshares, Inc. (TX) .............        244,400          3,849,300
 Sun Bancorp., Inc.* (NJ) .................         69,142            466,709
 TCF Financial Corp. (MN) .................         39,008            911,812
 Tehama Bancorp. (CA) .....................         63,307            791,338
 Texas Regional Bancshares, Inc.
  (Class A) (TX) ..........................         53,100          1,516,669
 TriCo Bancshares (CA) ....................         34,000            539,750
 UCBH Holdings, Inc. (CA) (r) .............        133,333          2,799,993
 Union Planters Corp. (TN) ................        378,927         10,728,371
 United Security Bancorp.* (WA) ...........        232,730          2,240,026
 Univest Corp. (PA) .......................        119,450          2,598,037
 Vail Banks, Inc. (CO) ....................         71,150            675,925
 Valley National Bancorp. (NJ) ............        142,000          3,736,375
 VRB Bancorp. (OR) ........................        122,804            644,721
 West Coast Bancorp. (OR) .................        102,708          1,065,596
 Whitney Holding Corp. (LA) ...............        151,500          5,283,562


                                                                    MARKET
ISSUER, DESCRIPTION, STATE                   NUMBER OF SHARES       VALUE
--------------------------                   ----------------       ------

Regional Banks (continued)
 Wilmington Trust Corp. (DE) ..............         90,000         $4,151,250
 Yardville National Bancorp. (NJ) .........        162,400          1,603,700
 Zions Bancorp. (UT) ......................        130,975          5,435,462
                                                                   ----------
                                                                  419,810,915
                                                                  -----------
Thrifts (10.34%)
 Astoria Financial Corp. (NY) .............        160,955          4,436,322
 Bank West Financial Corp. (MI) ...........        103,000            650,188
 BostonFed Bancorp., Inc. (MA) ............        106,000          1,404,500
 Cameron Financial Corp. (MO) .............         72,500            951,563
 Charter One Financial, Inc. (OH) .........         35,715            725,461
 Commercial Federal Corp. (NE) ............        129,842          2,020,666
 Dime Bancorp., Inc. (NY) .................         17,500            328,125
 Dime Community Bancshares., Inc. (NY) ....         87,754          1,519,241
 First Defiance Financial Corp. (OH) ......         69,000            603,750
 First Keystone Financial, Inc. (PA) ......         66,000            660,000
 GA Financial, Inc. (PA) ..................         65,500            781,906
 GreenPoint Financial Corp. (NY) ..........        564,500         10,513,812
 Guaranty Financial Corp. (VA) ............         42,500            318,750
 Highland Bancorp., Inc. (CA) .............        156,334          3,752,016
 Hingham Institute for Savings (MA) .......         90,000          1,125,000
 HMN Financial, Inc. (MN) .................         54,750            622,781
 InterWest Bancorp., Inc. (WA) ............         11,637            186,192
 ISB Financial Corp. (LA) .................        106,000          1,484,000
 Lawrence Savings Bank (MA) ...............         70,000            490,000
 Local Financial Corp. (OK) ...............        310,000          2,499,375
 New Hampshire Thrift Bancshares, Inc.
  (NH) ....................................         28,000            360,500
 Pamrapo Bancorp., Inc. (NJ) ..............         86,000          1,655,500
 PennFed Financial Services, Inc. (NJ) ....        611,000          7,522,937
 People's Bancshares, Inc. (MA) ...........         45,000            855,000
 Peoples Heritage Financial Group, Inc.
  (ME) ....................................        332,333          4,341,100
 Quaker City Bancorp., Inc.* (CA) .........         97,500          1,377,188
 SFC Acquisition Corp.* (AR) (r) ..........        150,000          1,575,000
 Southern Missouri Bancorp., Inc. (MO) ....         16,000            204,000
 Sovereign Bancorp., Inc. (PA) ............         82,348            566,143
 Sturgis Federal Savings Bank (MI) ........        106,000            702,250
 Superior Financial Corp.* (AR) ...........         56,250            590,625
 Warren Bancorp., Inc. (MA) ...............        165,000          1,196,250
 Washington Mutual, Inc. (WA) .............        291,875          7,461,055
 Webster Financial Corp. (CT) .............        205,110          4,384,226
 Wells Financial Corp. (MN) ...............        107,000          1,284,000
 WesterFed Financial Corp. (MT) ...........        101,162          1,408,365
                                                                   ----------
                                                                   70,557,787
                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


                                                                    MARKET
ISSUER, DESCRIPTION, STATE                   NUMBER OF SHARES       VALUE
--------------------------                   ----------------       ------

Other (0.31%)
 Capital One Financial Corp. (VA) .........         47,500         $2,078,125
 Core Cap, Inc. (Class A)* (NY) (r) .......            500              8,200
                                                                   ----------
                                                                    2,086,325
                                                                   ----------
WARRANTS (0.15%)
 Golden State Bancorp., Inc.* (CA) ........        255,000          1,051,875
                                                                   ----------
 TOTAL COMMON STOCKS AND WARRANTS
              (Cost $389,477,950) .........       ( 94.10%)       642,084,408
                                                 ---------        -----------

PREFERRED STOCKS
Banks & Thrifts (1.20%)
 Astoria Financial Corp., Ser B,
  12.00% (NY) .............................         40,000            870,000
 Chevy Chase Savings, 13.00% (MD) .........         55,000          1,388,750
 First Preferred Capital I, 9.25% (MO) ....         50,000          1,237,500
 First Republic Preferred Capital Corp.,
  10.50% (CA) (r) .........................          2,000          1,880,000
 IFC Capital Trust I, 9.25% (IN) ..........         40,000          1,010,000
 MVBI Capital Trust 8.14%** (MO) ..........         40,000            880,000
 Sterling Bancshares Capital Trust I,
  9.28% (TX) ..............................         20,000            460,000
 VBC Capital I, 9.50% (CO) ................         20,000            490,000
                                                                   ----------
                                                                    8,216,250
                                                                   ----------
Other (0.00%)
 Core Cap, Inc., Ser A/I, 10.00% (NY) (r) .            500             11,870
                                                                   ----------
                     TOTAL PREFERRED STOCKS
                          (Cost $8,695,000)         (1.20%)         8,228,120
                                                  --------         ----------


                                  INTEREST         PAR VALUE          MARKET
ISSUER, DESCRIPTION                 RATE         (000s OMITTED)       VALUE
-------------------               --------       --------------       ------

BONDS
 BFC Capital Trust I,
  Capital Securities, Ser A,
  01-15-27 .....................    9.650%             $250          $234,063
 Coastal Bancorp., Inc.,
  Sr Note 06-30-02 .............    10.000            3,000         2,970,000
 CSBI Capital Trust I,
  Sub Cap Income, Ser A,
  06-06-27 .....................    11.750              770           823,900
 Fidelity Federal Bancorp.,
  Sub Note 06-01-05 ............    10.000            1,000           900,000
 ML Capital Trust I,
  Capital Securities 03-01-27 ..     9.875            1,000           786,250
 Ocwen Federal Bank,
  Sub Deb 06-15-05 .............    12.000            1,000           940,000
                                                                   ----------
                               TOTAL BONDS
                         (Cost $7,020,000)           (0.98%)        6,654,213
                                                    --------       ----------
SHORT-TERM INVESTMENTS
Certificates of Deposit (0.01%)
 Deposits in Mutual Banks ......                                       66,790
                                                                   ----------
Joint Repurchase Agreement (4.15%)
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. - Dated
  04-28-00, due 05-01-00
  (Secured by U.S. Treasury
  Bonds, 8.875% due 08-15-17
  and 7.875% due 02-15-21)
  - Note A......................    5.730%           28,333        28,333,000
                                                                   ----------
Cash Equivalents (4.01%)
 Navigator Securities Lending
  Prime Portfolio*** .....................                         27,336,089
                                                                   ----------
              TOTAL SHORT-TERM INVESTMENTS           (8.17%)       55,735,879
                                                   --------       -----------
                         TOTAL INVESTMENTS         (104.45%)      712,702,620
                                                   --------       -----------
         OTHER ASSETS AND LIABILITIES, NET           (4.45%)      (30,356,352)
                                                   --------       -----------
                          TOTAL NET ASSETS         (100.00%)     $682,346,268
                                                   ========      ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


NOTES TO SCHEDULE OF INVESTMENTS

  *   Non-income producing security.
 **   Floating rate effective April 30, 2000.
***   Represents investment of security lending collateral - Note A.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule
144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer.
Additional information on these restricted securities is as follows:

                                                            MARKET         MARKET
                                                           VALUE AS A       VALUE
                                                           PERCENTAGE       AS OF
                           ACQUISITION    ACQUISITION      OF FUND'S       APRIL 30,
                              DATE           COST          NET ASSETS       2000
                           -----------    -----------      ----------     ----------

 Core Cap, Inc.
  (Common Stock)..........   10-31-97       $10,000           0.00%         $8,200
  (Preferred Stock) ......   10-31-97        12,500           0.00          11,870
 First Republic
  Preferred
  Capital Corp. ..........   05-25-99     2,000,000           0.28       1,880,000
 SFC Acquisition
  Corp. ..................   03-30-98     1,500,000           0.23       1,575,000
 UCBH Holdings, Inc. .....   04-16-98     2,000,000           0.41       2,799,993
                                                              ----       ---------
                                                              0.92%     $6,275,063
                                                              =====     ==========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

=========================NOTES TO FINANCIAL STATEMENTS==========================

             John Hancock Funds - Bank and Thrift Opportunity Fund


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

The John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company
Act of 1940. The Fund's primary investment objective is long-term capital appreciation.

         As authorized by the Board of Trustees, the Fund repurchased four million shares of the Fund in a repurchase program which commenced September
1998 and ran through September 1999.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The
Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 2000, the Fund loaned securities having a market value of $26,037,742 collateralized by cash in the amount of $27,336,089, which was invested in a short-term instrument.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options will be valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the


                                       13

=========================NOTES TO FINANCIAL STATEMENTS==========================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or
"notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end
Statement of Assets and Liabilities.

         There were no written option transactions for the period ended April
30, 2000.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS  WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 1.15% of the Fund's average weekly net asset value.

         The Fund has also entered into an administrative agreement with the Adviser pursuant to which the Adviser provides certain administrative services on behalf of the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.25% of the Fund's average weekly net asset value.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The Adviser owns 20,000 shares of beneficial interest of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan.
The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended April 30, 2000, aggregated $50,386,757 and $72,758,273, respectively.

         The cost of investments owned at April 30, 2000 for federal income tax purposes was $460,941,372. Gross unrealized appreciation and depreciation of investments aggregated $270,138,852 and $18,377,604, respectively, resulting in net unrealized appreciation of $251,761,248.

NOTE D -
CAPITAL

During the year ended October 31, 1999, 3,959,000 shares of the Fund's stock were repurchased from stockholders at an average discount of 18% from net asset value. These shares were retired and restored to the status of authorized but unissued shares.


                                       14

=========================NOTES TO FINANCIAL STATEMENTS==========================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Note E -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April
30, 2000 is set forth below.


                                                 ACQUISITIONS       DISPOSITIONS
                                    BEGINNING  -----------------------------------      ENDING
                                     SHARE     SHARE               SHARE                SHARE       REALIZED      DIVIDEND  ENDING
AFFILIATE                            AMOUNT    AMOUNT    COST      AMOUNT     COST      AMOUNT     GAIN (LOSS)     INCOME    VALUE
---------                           ------------------------------------------------------------------------------------------------


Desert Community Bank (CA)             57,500  5,000    $120,438      -    $   -        62,500   $       -        $5,535  $1,265,625
First Financial Corp. (RI)            109,000    -           -        -        -       109,000           -        22,890   1,171,750
Mahaska Investment Co. (IA)           224,171    -           -     125,400  1,128,578   98,771      (135,402)     67,251     790,168
MVBI Capital Trust (MO)                40,000    -           -        -        -        40,000           -           -       880,000
Northwest Equity Corp. (WI)            61,000    -           -     61,000    473,688       -       1,007,393      20,740         -
PennFed Financial Services, Inc. (NJ) 611,000    -           -        -        -       611,000           -        48,880   7,522,937
Pittsburgh Financial Corp. (PA)(1)     90,000    -           -     11,000    125,125    79,000(2)     10,308       8,100         -
Wells Financial Corp. (MN) 122,000   $122,000    -           -     15,000    140,625   107,000        41,244      36,600   1,284,000
                                                       ----------          ---------              ----------   --------- -----------
                                                         $120,438         $1,868,016               ($923,543)   $209,996 $12,914,480
                                                       ==========         ==========              ==========   ========= ===========

(1) Name changed from Pittsburgh Home Financial Corp. effective April 3, 2000.
(2) As of April 30, 2000, no longer an affiliated issuer.



                                       15


================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


INVESTMENT OBJECTIVE AND POLICY

John Hancock Bank and Thrift Opportunity Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock
Exchange. Its investment objective is long-term capital appreciation.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of Common
Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02110, as agent for holders of Common Shares pursuant to the Plan
(the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. The Plan Agent will effect purchases of Common
Shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as divided disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New
York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the Common Shares credited to the account upon instruction by the participant or certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records.
Common Shares in the account of each Plan participant will be held by the Plan
Agent in non-certificated form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

         The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.
There are no other charges to participants for reinvesting dividends or capital gain distributions.

         Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional Common Shares, and the automatic reinvestment of dividends and capital gain distributions will


                                       16

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


not relieve participants of any U.S. income tax that may be payable or required to be withheld on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable.
Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan
Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent, State
Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts
02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Bank and Thrift
Opportunity Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone:  (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.


SHAREHOLDER MEETING

On March 16, 2000, the Annual Meeting of the John Hancock Bank and Thrift
Opportunity Fund (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

         The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                    FOR                WITHHELD AUTHORITY
                                  -------              ------------------

Maureen R. Ford                 78,759,636                1,328,924
Ronald R. Dion                  78,763,873                1,324,688
Charles L. Ladner               78,767,371                1,321,190
Richard S. Scipione             78,772,650                1,315,910

         The shareholders also ratified the Trustees' selection of Deloitte and Touch LLP as the Fund's independent auditors for the fiscal year ending October
31, 2000, with the votes tabulated as follows: 79,129,256 FOR, 586,637 AGAINST and 372,668 ABSTAINING.




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             John Hancock Funds - Bank and Thrift Opportunity Fund













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             John Hancock Funds - Bank and Thrift Opportunity Fund











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